MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Annual Report

December 31, 1998


The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH AMERICAS INCOME FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Merrill Lynch Americas Income Fund, Inc., December 31, 1998


DEAR SHAREHOLDER


The three-month period ended December 31, 1998 marked a period of significant recovery in emerging fixed-income markets. The Russian devaluation and default on its local currency-denominated debt on August 17, 1998 were the detonators that triggered worldwide financial deleveraging and wealth destruction in fixed-income and equity markets already weakened by the Asian crisis and the drag of Japan's recession. In this environment, emerging markets' fixed-income yield spreads widened sharply, sovereign yield curves inverted, local market interest rates were raised to defend national currencies threatened by foreign reserve losses, liquidity dried up, and the markets braced themselves for the possibility of further credit events elsewhere, particularly in Brazil.

The yield spread between the unmanaged J.P. Morgan Emerging Markets Bond Index (EMBI+) and US Treasury securities widened from 813 basis points (8.13%) on the eve of the Russian devaluation (August 16, 1998) to 1,697 basis points on September 10. A sharp rally followed, and the EMBI+ spreads over Treasury securities tightened to 1,017 basis points by November 20, 1998. Yield spreads have widened since then, as investors weigh the main forces shaping the investment environment for 1999.

Only after the intervention of the US Federal Reserve Board, which cut interest rates three times beginning September 29, 1998, and the much-publicized rescue of a highly leveraged US hedge fund, did the markets rebound. The surprising strength of the upswing was reinforced by several other factors. First, a strong rally in world equities, exemplified by the 24.3% rise in the unmanaged Standard & Poor's 500 Index between October 8 and November 27, 1998 benefited investors. In addition, the Group of Seven Industrialized Nations' (G-7) efforts to shore up Brazil's finances and the announcement of an international ad-hoc lending facility that would pool International Monetary Fund (IMF) and industrialized countries' official funds to isolate potentially vulnerable emerging economies from financial contagion aided the recovery. Finally, the enlarged Japanese fiscal 1999 stimulus package was viewed as providing a floor to that country's economic problems and lending indirect support to the emerging economies in Asia.

During the three-month period ended December 31, 1998, investors remained sharply focused on the credit developments affecting Brazil, and to a much lesser extent, Russia, where asset prices traded at default levels. In Brazil, massive capital outflows reduced foreign reserve levels from $67 billion at the beginning of September to approximately $46 billion by the end of December. However, this latter figure includes a $9 billion infusion in mid-December, under terms of the current international emergency facility. Only after the successful reelection of President Cardoso at the end of October was the government in a position to unveil a massive fiscal austerity package. A $41.5 billion funding facility involving IMF and G-7 countries followed, enabling a replenishment of Brazil's foreign reserves in 1999. On January 12, 1999, Brazilian authorities introduced a freely floating currency regime in order to prevent further foreign reserve losses, and to allow an eventual decline in the abnormally high interest rates that are causing a sharp economic slowdown. Brazil is now redefining its 1999 economic policies and IMF program in the face of the new economic environment. Policy success and market sentiment will be highly dependent on the cooperation of the congress and state governments to carry on the necessary fiscal adjustments.

In Russia, the devaluation aftershocks triggered bank failures and a meltdown in stock prices. The new prime minister and cabinet are now dealing with a sharp economic recession and disarray in public finances. This raises new uncertainties as to the continuity of Russia's economic reforms and its ability and willingness to service foreign obligations. While servicing of the new Eurobond debt has proceeded on schedule, payments on the debt contracted under the umbrella of the old Soviet Union have come to a halt, and a declaration of default seems imminent. Regarding the defaulted local currency debt, terms of its restructuring have yet to be made public.

We believe that the financial contagion risks have subsided measurably, particularly in Argentina and Mexico, whose economies are stronger and diversified and whose macroeconomic policy management during the September sell-off received high marks from credit markets and international financial institutions. Venezuela, which successfully withstood the onslaught on its currency early in the financial crisis, became the object of much investor speculation as the price of oil fell, which is its main revenue earner, and presidential elections neared. On December 6, 1998, Venezuelans elected Hugo Chavez as their new President on a platform that advocated deep political reforms and populist policies. While Mr. Chavez' initial declarations have reassured investors, the implementation of policies that address the looming large fiscal deficit will test his commitment to sound economic policy.


Fiscal Year in Review
For the fiscal year ended December 31,1998, Merrill Lynch Americas Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -36.18%, -36.60%, -36.64% and -36.37%, respectively. Detrimental to performance was the Fund's overweighted exposure to Russian and Brazilian US dollar-denominated debt in the first half of the fiscal year and our significant cash and US Treasury positions early in the fourth quarter of 1998.

Our investment outlook at the beginning of the Fund's fiscal year was with a cautious view of the ability of emerging markets to recover from the unfolding Asian economic crisis. Soon thereafter, the quick response of the major industrialized countries and the IMF in coming to that region's financial assistance and the constructive follow up of financial markets led us to a more aggressive investment stance and to the utilization of leverage. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

We held our positive outlook on emerging markets, overweighting Brazil and Russia until mid-year and during the resurgence of the Russian financial crisis. We believed that, as in the case of Asia, international financial institutions would come to Russia's assistance and bridge the country's finances until confidence in its policies returned. This view was indeed confirmed by the $22.6 billion IMF and multilateral assistance package to Russia announced on July 13, 1998. However, the speculation against the ruble and the loss of reserves continued, leading to the Russian devaluation and local debt default when additional G-7 financial assistance unexpectedly failed to materialize. We reacted by returning to a highly conservative stance.

At the beginning of October, we held a position in US Treasury securities amounting to 15.9% of net assets and a cash position of 10.6% of net assets, in anticipation of further price declines. We remained conservative well into the ensuing rally.

During the last six weeks of the Fund's fiscal year, we eliminated our US Treasury positions, reduced cash to operationally required levels, and increased our relative weightings in Argentina to 12.3% of net assets. By December 31, 1998, we had allocated 12.2% to Mexican issues, reduced our position in Brazil to 10.9%, and reduced our holdings in Russia from 4.2% to 0.6%. We diversified our exposure by acquiring positions in Poland, Bulgaria and Panama, which we believe represent solid and improving credit opportunities. Because their business and credit risks are magnified in the current emerging markets environment, our investment allocation to financial institutions is limited. We allocated 45.3% of the portfolio to US high-yield securities, which we believed offer an attractive risk/reward trade-off. In the short term, these securities appear to be less vulnerable to potential financial contagion and may lead to higher price appreciation as the buoyancy of the US economy continues.


In Conclusion
The outlook for emerging markets is dependent on specific country conditions and prospective developments in the world economy, which may call for a cautious investment stance in the portfolio in the near term. First, commodity prices, particularly those of oil, have continued in a sharp downward trend, with a negative impact in the balance of payments and fiscal situation of a number of emerging economies, dampening growth prospects and increasing external financial requirements. Second, private, mainly bank-related, capital flows to developing countries may still be waning and oversupply of new emerging markets issues may imply pricing pressures and widening spreads. Third, the world economy is in the midst of a slowdown, which may rob emerging countries, manufactured and commodity exports of much needed markets.

Countering these negative trends, the emerging economies are now more resilient than at the beginning of 1998; they have for the most part pursued cautious macroeconomic policies, and productive foreign direct investment inflows have continued undeterred. As potentially adverse scenarios get priced into the markets, we believe that risks are likely to shift to the upside. A positive momentum may be magnified by the likelihood that the Federal Reserve Board may continue to lower interest rates, increasing the appeal of emerging markets assets and by the low levels of liquidity available.

We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Aldo Roldan)
Aldo Roldan
Vice President and Portfolio Manager



February 15, 1999

Effective January 21, 1999, Aldo Roldan became portfolio manager of Merrill Lynch Americas Income Fund, Inc. Mr. Roldan has been Vice President of Merrill Lynch Asset Management, L.P. since 1998. Prior thereto, he was senior vice president at Santander Investment Securities from 1995 to 1998. From 1988 to 1995, Mr. Roldan was vice president of emerging markets sales at J.P. Morgan Securities.





Merrill Lynch Americas Income Fund, Inc., December 31, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index:


                                       10/21/94**      12/98
ML Americas Income Fund, Inc.++--
Class A Shares*                         $ 9,600       $10,130

ML Americas Income Fund, Inc.++--
Class C Shares*                         $10,000       $10,176

JP Morgan Latin Brady Bond
Index++++                               $10,000       $16,337


A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index:


                                        8/27/93**     12/98
ML Americas Income Fund, Inc.++--
Class A Shares*                         $10,000       $10,142

ML Americas Income Fund, Inc.++--
Class D Shares*                         $ 9,600       $ 9,993

JP Morgan Latin Brady Bond
Index++++                               $10,000       $16,528


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Americas Income Fund, Inc. invests primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).
++++This unmanaged Index is comprised of dollar-denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady bonds.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -36.18%        -38.73%
Inception (10/21/94) through 12/31/98     + 1.29         + 0.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                       -36.60%        -38.84%
Five Years Ended 12/31/98                 - 1.84         - 1.84
Inception (8/27/93) through 12/31/98      + 0.26         + 0.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       -36.64%        -37.20%
Inception (10/21/94) through 12/31/98     + 0.42         + 0.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -36.37%        -38.92%
Five Years Ended 12/31/98                 - 1.36         - 2.17
Inception (8/27/93) through 12/31/98      + 0.75         - 0.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Americas Income Fund, Inc., December 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                   Standardized
                                                   12 Month       3 Month       Since Inception    30-Day Yield
                                                 Total Return   Total Return      Total Return    As of 12/31/98
ML Americas Income Fund Class A Shares              -36.18%        +5.71%            +5.52%            8.68%
ML Americas Income Fund Class B Shares              -36.60         +5.51             +1.42             8.31
ML Americas Income Fund Class C Shares              -36.64         +5.49             +1.76             8.24
ML Americas Income Fund Class D Shares              -36.37         +5.66             +4.09             8.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 12/31/98 and Class B & Class D Shares, from 8/27/93 to 12/31/98.



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                                                           Interest      Maturity     Value      Percent of
COUNTRY        Industry           Face Amount            Bonds               Rate          Date     (Note 1a)    Net Assets
Argentina      Sovereign        US$ 1,000,000    Republic of Argentina,
               Government                        Global Bonds                 9.75  %    9/19/2027   $    887,500      2.0%
               Obligations

                                                 Total Bonds in Argentina
                                                 (Cost--$655,000)                                         887,500      2.0

Brazil         Sovereign            1,000,000    Republic of Brazil,
               Government                        Global Bonds                 9.375      4/07/2008        690,000      1.6
               Obligations

               Utilities--            149,000    Espirito Santo-Escelsa      10.00       7/15/2007         91,262      0.2
               Electric
                                                 Total Bonds in Brazil
                                                 (Cost--$933,020)                                         781,262      1.8

Canada         Computer Services--    750,000    Celestica International     10.50      12/31/2006        817,500      1.9
               Electronics

               Media--              1,000,000    Call-Net Enterprises Inc.    8.00       8/15/2008        950,000      2.2
               Communications

                                                 Total Bonds in Canada
                                                 (Cost--$1,763,750)                                     1,767,500      4.1

Mexico         Industrials          3,268,000    Petroleos Mexicanos          9.50       9/15/2027      2,667,505      6.1

                                                 Total Bonds in Mexico
                                                 (Cost--$3,304,765)                                     2,667,505      6.1

Panama         Sovereign              630,000    Republic of Panama,
               Government                        Global Bonds                 8.875      9/30/2027        589,050      1.4
               Obligations
                                                 Total Bonds in Panama
                                                 (Cost--$573,300)                                         589,050      1.4

Poland         Communications       1,500,000    Teleomunikacjapolska (c)     7.75      12/10/2008      1,480,952      3.4

                                                 Total Bonds in Poland
                                                 (Cost--$1,489,230)                                     1,480,952      3.4

Russia         Financial Services   2,000,000    SBS-AGRO Finance B.V. (b)   10.25       7/21/2000        100,000      0.2

               Sovereign            1,533,597    VnesheconomBank--
               Government                        Government National Bank,
               Obligations                       Floating Rate,Interest
                                                 Accrual Note (b)             5.96875   12/15/2015        165,820      0.4

                                                 Total Bonds in Russia
                                                 (Cost--$2,505,869)                                       265,820      0.6

United States  Airlines               500,000    US Air Inc.                  9.625      2/01/2001        519,200      1.2

               Broadcasting--         750,000    Cumulus Media, Inc.         10.375      7/01/2008        795,000      1.8
               Radio & Television

               Computer Services--  1,000,000    Advanced Micro
               Electronics                       Devices, Inc.               11.00       8/01/2003      1,060,000      2.4

               Consumer Products      500,000    Chattem Inc., Series B       8.875      4/01/2008        512,500      1.2
                                      500,000    Revlon Consumer
                                                 Products (c)                 9.00      11/01/2006        497,500      1.2
                                                                                                     ------------    ------
                                                                                                        1,010,000      2.4

               Energy               1,000,000    Ocean Energy Inc.            7.625      7/01/2005        960,000      2.2

               Food & Beverage      1,000,000    Aurora Foods Inc.,
                                                 Series B                     8.75       7/01/2008      1,040,000      2.4

               Gaming               1,000,000    Venetian Casino/LV Sands    12.25      11/15/2004        945,000      2.2

               Health Services      1,000,000    Extendicare Health
                                                 Services                     9.35      12/15/2007        950,000      2.2
                                      400,000    Fresenius Medical
                                                 Capital Trust I (c)          7.875      2/01/2008        396,000      0.9
                                      600,000    Fresenius Medical
                                                 Capital Trust II             7.875      2/01/2008        594,000      1.4
                                      350,000    Magellan Health Services     9.00       2/15/2008        308,000      0.7
                                    1,000,000    Tenet Healthcare Corp.       8.625      1/15/2007      1,045,000      2.4
                                                                                                     ------------    ------
                                                                                                        3,293,000      7.6

               Hotels               1,000,000    HMH Properties               7.875      8/01/2008        965,000      2.2

               Publishing &         1,000,000    American Lawyer Media, Inc.  9.75      12/15/2007      1,027,500      2.4
               Printing

               Real Estate            750,000    Forest City Enterprises
                                                 Inc.                         8.50       3/15/2008        750,000      1.7

               Telecommunications   1,250,000    Nextel Communications,
                                                 Inc. (c)(d)                 11.815      2/15/2008        740,625      1.7
                                    1,000,000    PSINet, Inc.                10.00       2/15/2005        990,000      2.3
                                                                                                     ------------    ------
                                                                                                        1,730,625      4.0





SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                                                           Interest      Maturity     Value      Percent of
COUNTRY        Industry           Face Amount            Bonds               Rate          Date     (Note 1a)    Net Assets
United States  Telephony--      US$ 1,000,000    Intermedia Communication
(concluded)    Competitive                       Inc.                         8.60  %    6/01/2008   $    950,000      2.2%
               Local Exchange
               Carriers

               Waste                1,000,000    Allied Waste North
               Management                        America (c)                  7.625      1/01/2006      1,005,000      2.3

               Wireless             1,000,000    Comcast Cellular
               Communications--                  Holdings, Series B           9.50       5/01/2007      1,060,000      2.4
               Domestic             2,000,000    Pinnacle Holdings
               Paging & Cellular                 Inc. (d)                    12.384      3/15/2008      1,165,000      2.7
                                                                                                     ------------    ------
                                                                                                        2,225,000      5.1

                                                 Total Bonds in the United States
                                                 (Cost--$18,207,851)                                   18,275,325     42.1

Venezuela      Sovereign            2,370,000    Republic of Venezuela,
               Government                        Global Bonds (a)             9.25       9/15/2027      1,445,700      3.3
               Obligations
                                                 Total Bonds in Venezuela
                                                 (Cost--$1,509,950)                                     1,445,700      3.3

                                                 Total Investments in Bonds
                                                 (Cost--$30,942,735)                                   28,160,614     64.8

                                                           Brady Bonds*

Argentina      Sovereign            6,200,000    Republic of Argentina,
               Government                        Par 'L' Bonds (a)            5.75       3/31/2023      4,464,000     10.3
               Obligations

                                                 Total Brady Bonds in Argentina
                                                 (Cost--$4,133,346)                                     4,464,000     10.3

Brazil         Sovereign            6,641,777    Republic of Brazil, Floating
               Government                        Rate 'C' Bonds (a)           6.79       4/15/2014      3,951,857      9.1
               Obligations

                                                 Total Brady Bonds in Brazil
                                                 (Cost--$4,078,439)                                     3,951,857      9.1

Bulgaria       Sovereign              760,000    Republic of Bulgaria,
               Government                        Discount, Series A           6.687      7/28/2024        532,000      1.2
               Obligations            760,000    Republic of Bulgaria,
                                                 Front-Loaded Interest
                                                 Rate Reduction Bonds,
                                                 Series A                     2.50       7/28/2012        433,200      1.0

                                                 Total Brady Bonds in Bulgaria
                                                 (Cost--$965,602)                                         965,200      2.2

Ecuador        Sovereign            1,867,239    Republic of Ecuador,
               Government                        Floating Rate Global
               Obligations                       Bearer Bonds, PDI            6.625      2/27/2015        751,564      1.7

                                                 Total Brady Bonds in Ecuador
                                                 (Cost--$690,878)                                         751,564      1.7

Mexico         Sovereign              880,000    United Mexican States,
               Government                        Par Bonds, Series B          6.25      12/31/2019        682,000      1.6
               Obligations          2,500,000    United Mexican States,
                                                 Par Bonds, Series W-A        6.25      12/31/2019      1,937,500      4.5

                                                 Total Brady Bonds in Mexico
                                                 (Cost--$2,494,500)                                     2,619,500      6.1

Peru           Sovereign            1,220,000    Republic of Peru,
               Government                        Front-Loaded Interest
               Obligations                       Rate Reduction Bonds         3.25       3/07/2017        687,775      1.6

                                                 Total Brady Bonds in Peru
                                                 (Cost--$724,422)                                         687,775      1.6

                                                 Total Investments in
                                                 Brady Bonds (Cost--$13,087,187)                       13,439,896     31.0

                                                     Short-Term Securities

United         Commercial           1,394,000    General Motors Acceptance
States         Paper**                           Corp.                        5.13       1/04/1999      1,394,000      3.2

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$1,394,000)                                     1,394,000      3.2

               Total Investments (Cost--$45,423,922)                                                   42,994,510     99.0

               Other Assets Less Liabilities                                                              413,717      1.0
                                                                                                     ------------    ------
               Net Assets                                                                            $ 43,408,227    100.0%
                                                                                                     ============    ======


              *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.
            (a)Represents a pay-in-kind security which may pay interest in additional face amount/shares.
            (b)Due to uncertainty of financial and economic conditions in
               Russia, effective September 29, 1998, interest accrual ceased.
            (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (d)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

               See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., December 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$45,423,922) (Note 1a)                          $ 42,994,510
                    Cash                                                                                          39,579
                    Receivables:
                      Interest                                                             $    975,910
                      Securities sold                                                           313,110
                      Capital shares sold                                                         9,907        1,298,927
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          20,670
                                                                                                            ------------
                    Total assets                                                                              44,353,686
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   443,031
                      Distributions to shareholders (Note 1g)                                   267,209
                      Distributor (Note 2)                                                       27,409
                      Investment adviser (Note 2)                                                27,018          764,667
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       180,792
                                                                                                            ------------
                    Total liabilities                                                                            945,459
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 43,408,227
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     35,892
                    Class B Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                603,943
                    Class C Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 31,305
                    Class D Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                114,372
                    Paid-in capital in excess of par                                                          80,842,071
                    Accumulated capital losses on investments--net (Note 6)                                  (32,913,502)
                    Accumulated distributions in excess of capital
                    gains on investments--net (Note 1g)                                                       (2,876,442)
                    Unrealized depreciation on investments--net                                               (2,429,412)
                                                                                                            ------------
                    Net assets                                                                              $ 43,408,227
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,988,060 and
Value:                       358,921 shares outstanding                                                     $       5.54
                                                                                                            ============
                    Class B--Based on net assets of $33,373,704 and
                             6,039,430 shares outstanding                                                   $       5.53
                                                                                                            ============
                    Class C--Based on net assets of $1,729,864 and
                             313,049 shares outstanding                                                     $       5.53
                                                                                                            ============
                    Class D--Based on net assets of $6,316,599 and
                             1,143,723 shares outstanding                                                   $       5.52
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1998
Investment Income   Interest and discount earned                                                            $  8,909,811
(Note 1e):

Expenses:           Interest expense (Note 5)                                               $   869,989
                    Investment advisory fees (Note 2)                                           517,793
                    Account maintenance and distribution fees--Class B (Note 2)                 416,636
                    Printing and shareholder reports                                             75,448
                    Custodian fees                                                               75,422
                    Professional fees                                                            70,822
                    Accounting services (Note 2)                                                 69,046
                    Transfer agent fees--Class B (Note 2)                                        69,023
                    Registration fees (Note 1f)                                                  62,781
                    Interest on short sales (Note 1h)                                            45,394
                    Directors' fees and expenses                                                 38,134
                    Account maintenance fees--Class D (Note 2)                                   24,491
                    Account maintenance and distribution fees--Class C (Note 2)                  23,339
                    Amortization of organization expenses (Note 1f)                              13,461
                    Transfer agent fees--Class D (Note 2)                                         9,407
                    Transfer agent fees--Class C (Note 2)                                         3,831
                    Transfer agent fees--Class A (Note 2)                                         3,544
                    Pricing fees                                                                    741
                    Other                                                                        18,649
                                                                                           ------------
                    Total expenses                                                                             2,407,951
                                                                                                            ------------
                    Investment income--net                                                                     6,501,860
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                      (32,836,945)
Loss on               Foreign currency transactions--net                                       (518,889)     (33,355,834)
Investments--Net                                                                           ------------
(Notes 1b,          Change in unrealized appreciation/depreciation on investments--net                        (2,495,358)
1c, 1e & 3):                                                                                                ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (35,851,192)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $(29,349,332)
                                                                                                            ============


                    See Notes to Financial Statements.




Merrill Lynch Americas Income Fund, Inc., December 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $  6,501,860     $ 10,175,244
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                              (33,355,834)       7,854,219
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (2,495,358)     (16,504,979)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations         (29,349,332)       1,524,484
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (326,017)      (1,563,878)
Shareholders          Class B                                                                (4,624,675)      (7,096,209)
(Note 1g):            Class C                                                                  (240,731)        (487,460)
                      Class D                                                                  (868,105)      (1,027,697)
                    Return of capital--net:
                      Class A                                                                   (23,798)              --
                      Class B                                                                  (337,591)              --
                      Class C                                                                   (17,573)              --
                      Class D                                                                   (63,370)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (416,733)
                      Class B                                                                        --       (7,162,455)
                      Class C                                                                        --         (379,099)
                      Class D                                                                        --       (1,075,432)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (132,693)
                      Class B                                                                        --       (2,280,609)
                      Class C                                                                        --         (120,710)
                      Class D                                                                        --         (342,430)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (6,501,860)     (22,085,405)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                      (20,604,040)     (97,754,082)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (56,455,232)    (118,315,003)
                    Beginning of year                                                        99,863,459      218,178,462
                                                                                           ------------     ------------
                    End of year                                                            $ 43,408,227     $ 99,863,459
                                                                                           ============     ============


                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1998
Cash Provided by    Net decrease in net assets resulting from operations                                 $   (29,349,332)
Operating           Adjustments to reconcile net decrease in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                      Decrease in receivables                                                                    370,518
                      Decrease in other assets                                                                    16,404
                      Decrease in other liabilities                                                              (80,243)
                      Realized and unrealized loss on investments--net                                        35,851,192
                      Amortization of discount                                                                (2,540,107)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                  4,268,432
                                                                                                         ---------------

Cash Provided by    Proceeds from sales of long-term securities                                              513,223,453
Investing           Purchases of long-term securities                                                       (537,899,230)
Activities:         Purchases of short-term investments                                                   (1,468,868,638)
                    Proceeds from sales and maturities of short-term investments                           1,521,541,432
                                                                                                         ---------------
                    Net cash provided by investing activities                                                 27,997,017
                                                                                                         ---------------

Cash Used for       Cash receipts from issuance of capital shares                                             19,451,835
Financing           Cash receipts from borrowings                                                             95,322,309
Activities:         Cash payments on borrowings                                                              (95,322,309)
                    Cash payments on capital shares redeemed                                                 (42,545,779)
                    Dividends paid to shareholders                                                            (9,134,033)
                                                                                                         ---------------
                    Net cash used for financing activities                                                   (32,227,977)
                                                                                                         ---------------

Cash:               Net increase in cash                                                                          37,472
                    Cash at beginning of year                                                                      2,107
                                                                                                         ---------------
                    Cash at end of year                                                                  $        39,579
                                                                                                         ===============

Cash Flow           Cash paid for interest                                                               $       869,989
Information:                                                                                             ===============

Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders              $     2,838,281
Financing                                                                                                ===============
Activities:

See Notes to Financial Statements.





Merrill Lynch Americas Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS
                                                                                             Class A

                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                            For the Year Ended December 31,     Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997   1996+++++    1995       1994
Per Share           Net asset value, beginning of period              $   9.60   $  11.36  $   9.70  $   8.51   $   9.08
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .76        .72       .97       .94        .17
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    (4.06)      (.54)     2.14      1.19       (.57)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (3.30)       .18      3.11      2.13       (.40)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.71)      (.72)    (1.00)     (.94)      (.14)
                      In excess of investment income--net                   --         --      (.13)       --         --
                      Return of capital--net                              (.05)        --        --        --         --
                      Realized gain on investments--net                     --       (.93)     (.32)       --       (.03)
                      In excess of realized gain on
                      investments--net                                      --       (.29)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.76)     (1.94)    (1.45)     (.94)      (.17)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.54   $   9.60  $  11.36  $   9.70   $   8.51
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (36.18%)     1.74%    33.64%    27.27%     (4.45%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.70%      1.38%     1.05%     1.20%      1.22%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.66%      1.48%     1.32%     1.36%      1.91%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               9.59%      6.31%     8.97%    11.25%      8.63%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,988   $  4,842  $ 28,136  $  1,165   $    253
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 618.06%    942.74%   420.35%   127.17%    353.33%
                                                                      ========   ========  ========  ========   ========
Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period
                    (in thousands)                                          --         --  $ 22,350  $ 10,265   $ 17,058
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                             $ 14,306   $  3,185  $  8,277  $  2,640   $ 17,315
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                        $   1.56   $    .20  $    .48  $    .20   $   1.19
                                                                      ========   ========  ========  ========   ========



                                                                                            Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997   1996+++++    1995      1994
Per Share           Net asset value, beginning of year                $   9.57   $  11.31  $   9.65  $   8.48   $  10.84
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .70        .63       .88       .88        .75
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    (4.04)      (.52)     2.15      1.17      (2.36)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (3.34)       .11      3.03      2.05      (1.61)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.65)      (.63)     (.93)     (.88)      (.64)
                      In excess of investment income--net                   --         --      (.12)       --         --
                      Return of capital--net                              (.05)        --        --        --         --
                      Realized gain on investments--net                     --       (.93)     (.32)       --       (.11)
                      In excess of realized gain on
                      investments--net                                      --       (.29)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.70)     (1.85)    (1.37)     (.88)      (.75)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.53   $   9.57  $  11.31  $   9.65   $   8.48
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (36.60%)     1.12%    32.75%    26.10%    (15.08%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest
Net Assets:         expense and net of reimbursement                     2.21%      2.16%     1.83%     1.97%      1.79%
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 2.21%      2.16%     1.83%     1.97%      2.00%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             3.47%      2.26%     2.10%     2.13%      2.70%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               8.93%      5.76%     8.36%    10.40%      8.14%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 33,374   $ 78,733  $160,204  $103,465   $101,933
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 618.06%    942.74%   420.35%   127.17%    353.33%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of year
                    (in thousands)                                          --         --  $ 22,350  $ 10,265   $ 17,058
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                               $ 14,306   $  3,185  $  8,277  $  2,640   $ 17,315
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                          $   1.56   $    .20  $    .48  $    .20   $   1.19
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.




Merrill Lynch Americas Income Fund, Inc., December 31, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class C

                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                            For the Year Ended December 31,     Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997   1996+++++    1995       1994
Per Share           Net asset value, beginning of period              $   9.57   $  11.31  $   9.65  $   8.47   $   9.08
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .69        .63       .87       .87        .15
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (4.04)      (.52)     2.15      1.18       (.61)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (3.35)       .11      3.02      2.05       (.46)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.64)      (.63)     (.92)     (.87)      (.13)
                      In excess of investment income--net                   --         --      (.12)       --         --
                      Return of capital--net                              (.05)        --        --        --         --
                      Realized gain on investments--net                     --       (.93)     (.32)       --       (.02)
                      In excess of realized gain on
                      investments--net                                      --       (.29)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.69)     (1.85)    (1.36)     (.87)      (.15)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.53   $   9.57  $  11.31  $   9.65   $   8.47
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (36.64%)     1.06%    32.66%    26.18%     (5.06%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.25%      2.23%     1.90%     2.05%      2.24%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expense                                              3.52%      2.33%     2.17%     2.19%      3.05%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               8.85%      5.64%     8.17%    10.23%      8.87%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,730   $  4,222  $ 11,436  $  1,396   $     75
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 618.06%    942.74%   420.35%   127.17%    353.33%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of period
                    (in thousands)                                          --         --  $ 22,350  $ 10,265   $ 17,058
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                             $ 14,306   $  3,185  $  8,277  $  2,640   $ 17,315
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the period                                        $   1.56   $    .20  $    .48  $    .20   $   1.19
                                                                      ========   ========  ========  ========   ========




                                                                                            Class D
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997   1996+++++    1995      1994
Per Share           Net asset value, beginning of year                $   9.57   $  11.31  $   9.65  $   8.48   $  10.84
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .74        .69       .95       .92        .80
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    (4.05)      (.52)     2.13      1.17      (2.36)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (3.31)       .17      3.08      2.09      (1.56)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.69)      (.69)     (.97)     (.92)      (.68)
                      In excess of investment income--net                   --         --      (.13)       --         --
                      Return of capital--net                              (.05)        --        --        --         --
                      Realized gain on investments--net                     --       (.93)     (.32)       --       (.12)
                      In excess of realized gain on
                      investments--net                                      --       (.29)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.74)     (1.91)    (1.42)     (.92)      (.80)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.52   $   9.57  $  11.31  $   9.65   $   8.48
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (36.37%)     1.65%    33.44%    26.75%    (14.65%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense
Net Assets:         and net of reimbursement                             1.84%      1.63%     1.31%     1.44%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 1.84%      1.63%     1.31%     1.44%      1.48%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.88%      1.73%     1.58%     1.60%      2.17%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               9.51%      6.30%     8.92%    10.85%      8.65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  6,316   $ 12,066  $ 18,402  $ 14,169   $ 14,938
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 618.06%    942.74%   420.35%   127.17%    353.33%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of year
                    (in thousands)                                          --         --  $ 22,350  $ 10,265   $ 17,058
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                               $ 14,306   $  3,185  $  8,277  $  2,640   $ 17,315
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                          $   1.56   $    .20  $    .48  $    .20   $   1.19
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due to primarily to differing tax treatments for post-October losses. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.

(h) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $442,332 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account
                          Maintenance   Distribution
                             Fee            Fee

Class B                      0.25%         0.50%
Class C                      0.25%         0.55%
Class D                      0.25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                             MLFD       MLPF&S

Class D                      $568        $6,790

For the year ended December 31, 1998, MLPF&S received contingent deferred sales charges of $198,455 and $1,462 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $5,530 relating to transactions subject to front-end sales charge waivers in Class D Shares.



Merrill Lynch Americas Income Fund, Inc., December 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 1998, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $13 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $460,018,829 and $451,263,427, respectively.

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Losses

Long-term investments            $(34,254,594)   $  (2,429,412)
Short-term investments               (766,849)              --
Short sales                         2,095,808               --
Options written                        71,000               --
Financial futures contracts            17,690               --
Forward exchange contracts            165,808               --
Foreign currency transactions        (684,697)              --
                                 ------------    -------------
Total                            $(33,355,834)   $  (2,429,412)
                                 ============    =============

Transactions in call options written for the year ended December 31, 1998 were as follows:


                                  Nominal Value
                                   Covered by      Premiums
                                 Options Written   Received

Outstanding call options written,
beginning of year                          --               --
Options written                    14,000,000    $      71,000
Options expired                   (14,000,000)         (71,000)
                                 ------------    -------------
Outstanding call options written,
end of year                                --    $          --
                                 ============    =============


As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $2,466,704, of which $925,370 related to appreciated securities and $3,392,074 related to depreciated securities. At December 31, 1998, the aggregate cost of investments for Federal income tax purposes was $45,461,214.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $20,604,040 and $97,754,082 for the years ended December 31, 1998 and December 31, 1997, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount


Shares sold                           637,752     $  4,323,664
Shares issued to shareholders
in reinvestment of dividends           25,916          212,222
                                 ------------    -------------
Total issued                          663,668        4,535,886
Shares redeemed                      (809,108)      (5,986,803)
                                 ------------    -------------
Net decrease                         (145,440)   $  (1,450,917)
                                 ============    =============



Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         5,151,636     $ 56,403,293
Shares issued to shareholders
in reinvestment of dividends
and distributions                      51,107          445,703
                                 ------------    -------------
Total issued                        5,202,743       56,848,996
Shares redeemed                    (7,175,214)     (79,112,077)
                                 ------------    -------------
Net decrease                       (1,972,471)    $(22,263,081)
                                 ============     ============


Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         1,507,682     $  9,930,127
Shares issued to shareholders
in reinvestment of dividends          277,781        2,120,932
                                 ------------    -------------
Total issued                        1,785,463       12,051,059
Automatic conversion of shares        (19,336)        (160,511)
Shares redeemed                    (3,952,202)     (29,827,935)
                                 ------------    -------------
Net decrease                       (2,186,075)   $ (17,937,387)
                                 ============    =============


Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         3,167,804    $  34,931,742
Shares issued to shareholders
in reinvestment of dividends
and distributions                     820,562        8,237,832
                                 ------------    -------------
Total issued                        3,988,366       43,169,574

Automatic conversion of shares        (47,292)        (520,368)
Shares redeemed                    (9,878,218)    (107,912,244)
                                 ------------    -------------
Net decrease                       (5,937,144)    $(65,263,038)
                                 ============     ============


Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           122,254     $    792,384
Shares issued to shareholders
in reinvestment of dividends           14,160          108,908
                                 ------------    -------------
Total issued                          136,414          901,292
Shares redeemed                      (264,464)      (2,036,673)
                                 ------------    -------------
Net decrease                         (128,050)   $  (1,135,381)
                                 ============    =============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                           402,764    $   4,445,980
Shares issued to shareholders
in reinvestment of dividends
and distributions                      54,337          552,404
                                 ------------    -------------
Total issued                          457,101        4,998,384
Shares redeemed                    (1,027,069)     (11,235,615)
                                 ------------    -------------
Net decrease                         (569,968)   $  (6,237,231)
                                 ============    =============


Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           530,485     $  4,307,175
Automatic conversion of shares         19,190          160,511
Shares issued to shareholders
in reinvestment of dividends           51,880          396,219
                                 ------------    -------------
Total issued                          601,555        4,863,905

Shares redeemed                      (719,080)      (4,944,260)
                                 ------------    -------------
Net decrease                         (117,525)   $     (80,355)
                                 ============    =============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         1,019,918     $ 11,315,694
Automatic conversion of shares         47,304          520,368
Shares issued to shareholders
in reinvestment of dividends
and distributions                     139,825        1,406,202
                                 ------------    -------------
Total issued                        1,207,047       13,242,264
Shares redeemed                    (1,573,362)     (17,232,996)
                                 ------------    -------------
Net decrease                         (366,315)   $  (3,990,732)
                                 ============    =============



5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price. For the year ended December 31, 1998, the average amount outstanding was approximately $14,306,000 and the daily weighted average interest rate was 6.05%.


6. Capital Loss Carryforward:
At December 31, 1998, the Fund had a net capital loss carryforward of approximately $11,724,000, all of which expires in 2006. This amount will be available to offset like amounts of any future tax-able gains.




Merrill Lynch Americas Income Fund, Inc., December 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1998, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)



Of the monthly cash distributions paid by Merrill Lynch America's Income Fund, Inc. in January, February and March of 1998, 0%, 0% and 7.83%, respectively, are characterized as return of capital distributions. For the period April 1998 through December 1998, 8.42% of the distributions are characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 87.73% of the monthly cash distributions paid during the taxable year ended December 31, 1998 represents income from foreign sources. There were no foreign taxes associated with this income.

Please retain this information for your records.




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863